SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 18, 2004

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                DELAWARE                               000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)

                                   51-0386871
                                 (IRS EMPLOYER
                              IDENTIFICATION NO.)

                                 975 SPAULDING
                             GRAND RAPIDS, MICHIGAN
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49546
                                   (ZIP CODE)
                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:  (616) 940-3800


===============================================================================

ITEM 4. Change in Registrant's Certifying Accountant


On August 16, 2004 the Registrant engaged BDO Seidman, LLP, Grand Rapids, Michigan office of Certified Public Accountants, as the Registrant's independent accountants to report on the Company's behalf all necessary financial disclosures. The decision to appoint BDO Seidman LLP was approved by the Registrant's Board of Directors.

The Registrant dismissed Deloitte & Touche LLP, Rouyn-Noranda, Canada office, as its auditors effective August 16, 2004. Deloitte & Touche LLP were the Registrant's independent auditors for the Registrant through the date of their dismissal.

During the Registrant's association with Deloitte & Touche LLP, as Registrant's independent accountants until Deloitte & Touche LLP dismissal, there were no disagreements with Deloitte & Touche LLP within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Deloitte & Touche LLP satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreements in connection with its report

Deloitte & Touche LLP audited the Company's financial statements for the fiscal year ended September 30, 2003. Deloitte & Touche LLP's report for this period did not contain an adverse opinion or a disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except that the report indicated that the Company has suffered recurring losses and has a deficiency in assets that raise substantial doubt about its ability to continue as a going concern. During the Registrant's association with Deloitte & Touche LLP as Registrant's independent accountants until Deloitte & Touche LLP dismissal, there were no "reportable events" (as such term is defined in item 304(a) (1) (IV) (B) of regulation S-B.

During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement BDO Seidman LLP, neither the Registrant nor anyone on the Registrant's behalf consulted with BDO Seidman LLP regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

The Registrant has requested Deloitte & Touche LLP to review the disclosure contained herein and has provided Deloitte & Touche LLP the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Deloitte & Touche LLP views, or the respects in which Deloitte & Touche LLP does not agree with the statements contained herein. Deloitte & Touche LLP has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a) (3) of Regulation S-B. A copy of such letter is filed as Exhibit 16 to this Current Report on Form 8-K.

Exhibits

Item 7.   Financial Statements and Exhibits:

  The following documents are filed as part of this report:

(c)     Exhibits:

16.1  Letter from former principal independent accountants to USSEC.

16.2 Letter from former principal independent accontants to McKenzie Bay. Internationa Ltd.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MCKENZIE BAY INTERNATIONAL, LTD.


Date:August 18, 2004

By: /s/ Gregory N. Bakeman
---------------------------
      Gregory N. Bakeman
      Chief Financial Officer,
      Treasurer and Director